SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14 A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                                ----------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 2001
                                ----------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") will be held on January 18, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

         (1) To elect seven (7) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified;

         (2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants, for the fiscal year ending September 30, 2001; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

         (4) To elect two (2) directors to serve until the annual meeting of shareholders in 2002 or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 17, 2000. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                            By order of the board of directors,


                                                        DIANNE E. O'DONNELL
                                                        SECRETARY
November 30, 2000
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                         VALID SIGNATURE
                        ------------                         ---------------
Corporate Accounts
    (1) ABC Corp......................................  ABC Corp.
                                                        John Doe, Treasurer
    (2) ABC Corp......................................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer............   John Doe
    (4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee
Partnership Accounts
    (1) The XYZ Partnership...........................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership..........  Jane B. Smith, General Partner
Trust Accounts
    (1) ABC Trust Account.............................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/18/78...........  Jane B. Doe
Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o
        John B. Smith, Jr. UGMA/UTMA.................   John B. Smith
    (2) Estate of John B. Smith......................   John B. Smith, Jr., Executor


                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 2001

     This statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 18, 2001, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 30, 2000.

     A majority of the shares outstanding on November 17, 2000, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 4, for which the required vote is a plurality, or Proposal 2, for which the required vote is a majority, of the votes cast.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the nine nominees for director named herein and FOR the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the seven nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, November 17, 2000, the Fund had outstanding 10,356,667 shares of common stock and 1,600 shares of the APS, representing Series A and Series B shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins, a Delaware corporation, is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned indirect subsidiary of UBSAG("UBS"), an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS are located at Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended September 30, 2000, is being mailed to shareholders concurrently with this proxy statement.


                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

     Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other seven directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted FOR the election of all nine nominees; and, if you are a holder of the common stock, your shares will be voted FOR the seven nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors from the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since January 18, 1996. Messrs. Gowen, Malek and Schafer have served as directors of the Fund since April 11, 1996. Mr. Storms has served as director since May 13, 1999. Effective September 8, 2000, Mary Farrell resigned her position as a director. A nominee has not yet been selected to fill the vacancy created by her resignation. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, one vacancy will remain on the board of directors of the Fund. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (18 persons) beneficially owned any shares of the common stock or APS of the Fund on October 31, 2000.

                                                PRESENT POSITION WITH THE                      SHARES OWNED
                                            FUND; BUSINESS EXPERIENCE DURING                  BENEFICIALLY ON
      NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS              OCTOBER 31, 2000**
      ------------                        ------------------------------------              ------------------

Margo N. Alexander; 53*       DIRECTOR. Mrs. Alexander is chairman (since March,                   --
                              1999) and a director of Mitchell  Hutchins  (since
                              January 1995) and an executive  vice president and
                              director of  PaineWebber  (since March 1984).  She
                              was chief executive  officer of Mitchell  Hutchins
                              from January 1995 to October 2000. Mrs.  Alexander
                              is  a  director   or  trustee  of  30   investment
                              companies for which Mitchell Hutchins, PaineWebber
                              or one of their  affiliates  serves as  investment
                              adviser.

Richard Q. Armstrong; 65      DIRECTOR.  Mr. Armstrong is chairman and principal                   --
                              of R.Q.A. Enterprises (management consulting firm)
                              (since April 1991 and principal  occupation  since
                              March  1995).  He is also a  director  of  AlFresh
                              Beverages   Canada,   Inc.  (a  Canadian  beverage
                              subsidiary  of AlFresh Foods  Inc.)(since  October
                              2000).  Mr.  Armstrong  was chairman of the board,
                              chief executive officer and co-owner of Adirondack
                              Beverages (producer and distributor of soft drinks
                              and  sparkling/still  waters) (October  1993-March
                              1995).  He  was  a  partner  of  The  New  England
                              Consulting  Group  (management   consulting  firm)
                              (December  1992-September  1993).  He was managing
                              director of LVMH U.S. Corporation (U.S. subsidiary
                              of the French  luxury  goods  conglomerate,  Louis
                              Vuitton Moet  Hennessey  Corporation)  (1987-1991)
                              and  chairman of its wine and spirits  subsidiary,
                              Schieffelin & Somerset  Company  (1987-1991).  Mr.
                              Armstrong   is  a   director   or  trustee  of  29
                              investment  companies for which Mitchell Hutchins,
                              PaineWebber or one of their  affiliates  serves as
                              investment adviser.

E. Garrett Bewkes, Jr.; 74*   DIRECTOR AND  CHAIRMAN  OF THE BOARD OF  DIRECTORS.                  --
                              Mr. Bewkes  serves as a consultant to  PaineWebber
                              (since May 1999). Prior to November 2000, he was a
                              director

                                        3


                                                PRESENT POSITION WITH THE                      SHARES OWNED
                                            FUND; BUSINESS EXPERIENCE DURING                  BENEFICIALLY ON
      NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS              OCTOBER 31, 2000**
      ------------                       -------------------------------------              ------------------
                              of Paine Webber Group Inc. ("PW Group").  Prior to
                              1996,  he was a consultant  to PW Group.  Prior to
                              1988, he was chairman of the board,  president and
                              chief  executive   officer  of  American  Bakeries
                              Company.   Mr.   Bewkes  is  also  a  director  of
                              Interstate Bakeries  Corporation.  Mr. Bewkes is a
                              director or trustee of 40 investment companies for
                              which  Mitchell  Hutchins,  PaineWebber  or one of
                              their affiliates serves as investment adviser.

Richard R. Burt; 53           DIRECTOR.  Mr. Burt is  chairman of IEP  Advisors,                   --
                              LLP  (international   investments  and  consulting
                              firm) (since March 1994) and a partner of McKinsey
                              &  Company  (management  consulting  firm)  (since
                              1991).     He    is    also    a    director    of
                              Archer-Daniels-Midland      Co.      (agricultural
                              commodities),    Hollinger    International    Co.
                              (publishing),   Homestake   Mining   Corp.   (gold
                              mining),   six   investment   companies   in   the
                              DeutscheBank  family  of  funds,  nine  investment
                              companies in the Flag  Investors  family of funds,
                              The Central  European  Fund,  Inc. and The Germany
                              Fund,   Inc.,   vice  chairman  of  Anchor  Gaming
                              (provides   technology   to  gaming  and  wagering
                              industry)   (since  July  1999)  and  chairman  of
                              Weirton  Steel  Corp.  (makes and  finishes  steel
                              products)  (since  April  1996).  He was the chief
                              negotiator in the Strategic Arms  Reduction  Talks
                              with the former Soviet Union  (1989-1991)  and the
                              U.S. Ambassador to the Federal Republic of Germany
                              (1985-1989).  Mr. Burt is a director or trustee of
                              29  investment   companies   for  which   Mitchell
                              Hutchins,  PaineWebber or one of their  affiliates
                              serves as investment adviser.

Meyer Feldberg; 58            DIRECTOR.  Mr.  Feldberg is Dean and  Professor of                   --
                              Management  of the  Graduate  School of  Business,
                              Columbia   University.   Prior  to  1989,  he  was
                              president of the Illinois Institute of Technology.
                              Dean  Feldberg is also a director of Primedia Inc.
                              (publishing),  Federated  Department Stores,  Inc.
                              (operator of department  stores) and Revlon,  Inc.
                              (cosmetics).   Dean  Feldberg  is  a  director  or
                              trustee  of  37  investment  companies  for  which
                              Mitchell  Hutchins,  PaineWebber  or one of  their
                              affiliates serves as investment adviser.

George W. Gowen; 71           DIRECTOR.  Mr.  Gowen is a partner in the law firm                   --
                              of  Dunnington,  Bartholow & Miller.  Prior to May
                              1994, he


                                                PRESENT POSITION WITH THE                      SHARES OWNED
                                            FUND; BUSINESS EXPERIENCE DURING                  BENEFICIALLY ON
      NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS              OCTOBER 31, 2000**
      ------------                        ------------------------------------              ------------------

                              was a  partner  in the law firm of  Fryer,  Ross &
                              Gowen. Mr. Gowen is a director or trustee of 37 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.



Frederic V. Malek; 63         DIRECTOR.  Mr. Malek is chairman of Thayer Capital                   --
                              Partners  (merchant  bank) and  chairman of Thayer
                              Hotel Investors II and Lodging  Opportunities Fund
                              (hotel investment partnerships). From January 1992
                              to  November  1992,  he was  campaign  manager  of
                              Bush-Quayle  '92.  From 1990 to 1992,  he was vice
                              chairman  and, from 1989 to 1990, he was president
                              of Northwest  Airlines Inc. and NWA Inc.  (holding
                              company  of  Northwest  Airlines  Inc.).  Prior to
                              1989, he was employed by the Marriott  Corporation
                              (hotels,   restaurants,   airline   catering   and
                              contract  feeding),  where he most recently was an
                              executive vice president and president of Marriott
                              Hotels and  Resorts.  Mr. Malek is also a director
                              of  Aegis   Communication   Inc.   (teleservices),
                              American  Management  Systems,   Inc.  (management
                              consulting   and   computer   related   services),
                              Automatic   Data   Processing,   Inc.   (computing
                              services),  CB Richard  Ellis,  Inc.  (real estate
                              services),  FPL Group, Inc.  (electric  services),
                              Global   Vacation  Group   (packaged   vacations),
                              HCR/Manor Care, Inc. (health care),  SAGA Systems,
                              Inc.  (software  company) and  Northwest  Airlines
                              Inc.  Mr.  Malek is a  director  or  trustee of 29
                              investment  companies for which Mitchell Hutchins,
                              PaineWebber or one of their  affiliates  serves as
                              investment adviser.

Carl W.  Schafer;  64         DIRECTOR. Mr. Schafer is president of the Atlantic                   --
                              Foundation   (charitable   foundation   supporting
                              mainly oceanographic exploration and research). He
                              is a  director  of Labor  Ready,  Inc.  (temporary
                              employment), Roadway Express, Inc. (trucking), The
                              Guardian  Group  of  Mutual  Funds,  the  Harding,
                              Loevner  Funds,  E.I.I.  Realty Trust  (investment
                              company),   Evans  Systems,   Inc.  (motor  fuels,
                              convenience   store  and   diversified   company),
                              Electronic   Clearing   House,   Inc.   (financial
                              transactions processing), Frontier Oil Corporation
                              and  Nutraceutix,  Inc.  (biotechnology  company).
                              Prior to  January  1993,  he was  chairman  of the
                              Investment Advisory Committee of the Howard Hughes
                              Medical  Institute.  Mr.  Schafer is a director or
                              trustee  of  29  investment  companies  for  which
                              Mitchell  Hutchins,  PaineWebber  or one of  their
                              affiliates serves as an investment adviser.


                                                     (FOOTNOTES ON NEXT PAGE)
                                       5


                                                PRESENT POSITION WITH THE                      SHARES OWNED
                                            FUND; BUSINESS EXPERIENCE DURING                  BENEFICIALLY ON
      NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS              OCTOBER 31, 2000**
      ------------                        ------------------------------------              -------------------

Brian M. Storms**; 46         DIRECTOR  AND  PRESIDENT.   Mr.  Storms  is  chief                   --
                              executive   officer   (since   October  2000)  and
                              president of Mitchell Hutchins (since March 1999).
                              Mr. Storms was president of Prudential Investments
                              (1996-1999).  Prior to joining Prudential he was a
                              managing  director  at Fidelity  Investments.  Mr.
                              Storms is  president  and a director or trustee of
                              30  investment   companies   for  which   Mitchell
                              Hutchins,  PaineWebber or one of their  affiliates
                              serves as investment adviser.


 * Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins and/or PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met six times during the fiscal year ended September 30, 2000. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants the independent accountants' independence; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Fund that would interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser. The Audit Committee met once during the fiscal year ended September 30, 2000 and each member attended that meeting.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The Chairmen of the Audit Committees and the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+

                                                                     TOTAL
                                                  AGGREGATE      COMPENSATION
                                                COMPENSATION     FROM THE FUND
             NAME OF                                FROM            AND THE
        PERSON, POSITION                          THE FUND*     FUND COMPLEX**
         --------------                         ------------    --------------
Richard Q. Armstrong, Director.............       $1,780          $104,650
Richard R. Burt, Director..................       $1,780          $102,850
Meyer Feldberg, Director...................       $2,455          $143,650
George W. Gowen, Director..................       $1,780          $138,400
Frederic V. Malek, Director................       $1,780          $104,650
Carl W. Schafer, Director..................       $1,750          $104,650

----------

 + Only independent members of the board are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended September 30, 2000.

** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1999; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


        PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the fiscal year ended September 30, 2000 were audited by PricewaterhouseCoopers LLP ("Pricewaterhouse"), independent accountants. In addition, PriceWaterhouse prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Pricewaterhouse as the independent accountants for the Fund for the fiscal year ending September 30, 2001, subject to ratification by shareholders of the Fund at the annual meeting. Pricewaterhouse has been the Fund's independent accountants since its inception in November 1992. The ratification of Pricewaterhouse as independent accountants is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Pricewaterhouse has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Pricewaterhouse are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mr. Storms, who is a nominee for director, are:

     THOMAS DISBROW, age 34, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     AMY R. DOBERMAN,  age 38, vice president of the Fund  (appointed  September
2000). Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     ELBRIDGE T. GERRY III, age 43, vice president of the Fund (appointed  April
1996). Mr. Gerry is a managing director and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of 20 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     JOHN J. LEE, age 32, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     KEVIN J. MAHONEY, age 35, vice president and assistant treasurer (appointed May 1999). Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer of BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     ANN E. MORAN, age 43, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     DIANNE E. O'DONNELL, age 48, vice president and secretary of the Fund (appointed August 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     PAUL H. SCHUBERT, age 37, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     BARNEY A. TAGLIALATELA, age 39, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr.
Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

     KEITH A. WELLER, age 39, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.


                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2002 annual meeting of shareholders should send such proposals to the secretary of the Fund at 1285 Avenue of the Americas, New York, NY 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August 2, 2001 and must satisfy the other requirements of the federal securities laws.


                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.



                                          By order of the board of directors,



                                          DIANNE E. O'DONNELL
                                          SECRETARY

November 30, 2000

                                    EXHIBIT A

                          PAINEWEBBER CLOSED-END FUNDS

                             AUDIT COMMITTEE CHARTER


ESTABLISHMENT AND PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors of each of the closed-end PaineWebber Funds (collectively the "Funds" and, individually, a "Fund") is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the "Act"), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

     The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically  report to the Board of Directors.  In performing  its duties,  the
Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

     The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

     Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

     The Committee shall elect a chairman, who shall preside over Committee meetings (the "Chairman"), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

     The Committee shall have two Audit Sub-Committees (the "Sub-Committees" or, individually, a "Sub-Committee"). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each
Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight.

     Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee. The other Sub-Committee Chairman shall be elected by all members of the Committee.


MEETINGS

     The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

     A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

     The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

     As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:


     Audit Oversight

      o In  connection   with  the   organization  of  each  Fund  and  annually
        thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

      o Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

      o Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

      o Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

      o Recommend that the Board of Directors of each Fund take appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

      o Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board of Directors regarding the retention of the independent auditors.

      o Review and discuss with independent auditors and Management each Fund's annual report to shareholders and significant accounting policies underlying the reports and their presentation to the public.

      o Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

      o Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

      o Review  with  each  Fund's   independent   auditors   the  adequacy  and
        effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

      o As necessary, review with the independent auditors and Management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

      o Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.


     OTHER

     o Review   with   each  Fund's  Management,  investment  adviser  and,  if
       applicable, sub-adviser:

       (a) such  compliance  matters   as  are  appropriate to be brought to the
           attention of the Committee; and

       (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

     The Committee shall review and reassess the adequacy of this charter on an annual basis.


AMENDMENTS

     This charter may be amended by a vote of the Board.


LIMITS ON COMMITTEE LIABILITY

     Except under extraordinary circumstances, actions taken by the Committee as a whole shall not subject the Committee members to any personal liability.

     The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                     APPENDIX A
Independence Requirements

     In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

      o A  Director  who  is  an  employee  (including   non-employee  executive
        officers)  of a Fund  or any of its  affiliates  may  not  serve  on the
        Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

      o A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

        "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

      o A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

      o A Director who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

Exceptions

     One Independent Director who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the PaineWebber Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

Experience Requirements

     Each member of the Committee must be "financially literate." A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.


Financial Expertise Requirements

     At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

-------------------------------------------------------------------------------
                                                                     INVESTMENT
                                                                          GRADE
                                                                      MUNICIPAL
                                                               INCOME FUND INC.
-------------------------------------------------------------------------------


PROXY
STATEMENT

-------------------------------------------------------------------------------
                                                                     INVESTMENT
                                                                          GRADE
                                                                      MUNICIPAL
                                                               INCOME FUND INC.
-------------------------------------------------------------------------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
JANUARY 18, 2001
AND
PROXY STATEMENT
-------------------------------------------------------------------------------

                                                                        APS
                                                                       PROXY
                                                                      ------
                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 18, 2001

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND VICTORIA DRAKE AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF PREFERRED STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

                                                                                   FOR ALL   OR    FOR ALL EXCEPT    OR   WITHHOLD
1. ELECTION OF DIRECTORS
   (INSTRUCTION: TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE,
                 STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW
                 AND MARK CENTER BOX TO RIGHT.)

     Margo N.  Alexander,   Richard  Q.  Armstrong,   E.  Garrett  Bewkes,  Jr.,     [ ]                 [ ]                 [ ]
     Richard R. Burt, Meyer Feldberg,  George W. Gowen,  Frederic V. Malek, Carl
     W. Schafer, Brian M. Storms.

2.  To  ratify  the  selection  of  PricewaterhouseCoopers  LLP  as  the  Fund's     FOR               AGAINST             ABSTAIN
    independent accountants for the fiscal year ending September 30, 2001.           [ ]                 [ ]                 [ ]



                                    Continued and to be signed on reverse side

       This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                              Sign exactly as name appears hereon.

                              __________________________________________(L.S.)

                              __________________________________________(L.S.)

                              Date_____________________________________,  2000

                                                             COMMON STOCK
                                                                 PROXY
                                                                ------

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 18, 2001

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND VICTORIA DRAKE AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington,
DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

                                                                                  FOR ALL   OR    FOR ALL EXCEPT    OR    WITHHOLD
1.      ELECTION OF DIRECTORS
        (INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO VOTE  FOR ANY  INDIVIDUAL
        NOMINEE,  STRIKE A LINE  THROUGH  THE NOMINEE'S NAME IN THE LIST BELOW
        AND MARK CENTER BOX TO RIGHT.)

       Richard Q. Armstrong,  E. Garrett Bewkes,  Jr., Richard R. Burt,  George      [ ]                 [ ]                  [ ]
       W. Gowen, Frederic V. Malek, Carl W. Schafer, Brian M. Storms.

2.      To ratify the  selection  of  PricewaterhouseCoopers  LLP as the  Fund's
        independent  accountants  for the fiscal year ending September 30, 2001.     FOR               AGAINST              ABSTAIN
                                                                                     [ ]                 [ ]                  [ ]


                                    Continued and to be signed on reverse side

              This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                               Sign exactly as name appears hereon.

                               __________________________________________(L.S.)

                               __________________________________________(L.S.)

                               Date_____________________________________,  2000